Exhibit 10.9

CLEARMIND MEDICINE INC.

OFFERING OF UNITS

COMPRISED OF COMMON SHARES AND WARRANTS

SUBSCRIPTION AGREEMENT

(Canadian, U.S. and International Purchasers)

February 2022

CLEARMIND MEDICINE INC.

INSTRUCTIONS FOR EXECUTION OF SUBSCRIPTION AGREEMENT FOR UNITS COMPRISED OF COMMON SHARES AND WARRANTS

THIS SUBSCRIPTION AGREEMENT IS IRREVOCABLE

The following items in this Subscription Agreement have been completed and executed (please initial each applicable box): All Purchasers (as defined herein)

☐	The sections under the heading “Subscription and Purchaser Information” on pages 2 and 3 of this Subscription Agreement and the “Accredited Investor Certificate” and, if an individual, the “Form 45- 106F9” both attached as Schedule “A”, (if the Purchaser resides outside of the United States (as defined herein));

OR

☒	The “U.S. Accredited Investor Certificate” attached as Schedule “B”.

All Purchasers that are NOT INDIVIDUALS and will hold more than 5% of the outstanding Common Shares (as defined herein) following the completion of the Offering (as defined herein)

☒	Schedule “C” Corporate Placee Registration Form

A completed and executed copy of this Subscription Agreement, including the items required to be completed as set out above, should be delivered no later than 4:00 p.m. (Toronto time) on to:

February 3,2022

Email: oded@clearmindmedicine.com

Attention: Oded Gilboa

The Cash Investment (as defined herein) payable by the Purchaser is payable in Canadian dollars to Clearmind Medicine Inc., by wire transfer.

THE PURCHASER OR THE BENEFICIAL PURCHASER, IF ANY, FOR WHOM THE PURCHASER IS ACTING AS TRUSTEE OR AGENT, FULLY UNDERSTANDS THAT THE SECURITIES PURCHASED HEREUNDER HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. ANY OF THESE SECURITIES MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES, CANADA OR ANY OTHER JURISDICTION EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, APPLICABLE REGISTRATION OR PROSPECTUS REQUIREMENTS.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT - UNITS	Subscription No.

TO:	Clearmind Medicine Inc. (the “Corporation”)

The undersigned (the “Purchaser”, and together with the Corporation, each a “Party” and collectively the “Parties”), on its own behalf, and, if applicable, on behalf of a principal for whom it is acting hereunder, hereby irrevocably subscribes for and agrees to purchase from the Corporation the number of units of the Corporation (each a “Unit”) set forth below, each Unit comprised of one common share in the capital of the Corporation (each a “Common Share”) and one Common Share purchase warrant (each whole Common Share purchase warrant, a “Warrant”) with each Warrant exercisable into one additional Common Share (a “Warrant Share” and, collectively with the Common Shares and Warrants, the “Securities”) at a price of CAD$2.00 for a period of 18 months from the Closing Date (as defined herein), for the aggregate subscription price set forth below (for such number of Securities the Purchaser shall purchase with cash and, hence, excluding such number of Securities the Purchaser intends to receive pursuant to the Share Exchange (as defined herein)), representing a subscription price of CAD$0.80 per Unit (the “Cash Investment Subscription Price”). This subscription agreement plus the attached terms and conditions (the “Terms and Conditions”), each completed and executed Accredited Investor Certificate, U.S. Accredited Investor Certificate, as applicable, and the schedules and appendices attached hereto and thereto, are collectively referred to as the “Subscription Agreement”. The Purchaser agrees to be bound by the Terms and Conditions including without limitation the terms, representations, warranties and covenants addressed to the Corporation set forth in the applicable schedules attached thereto and agrees that the Corporation may fully rely upon the covenants, representations and warranties contained in this Subscription Agreement. Unless otherwise set forth in the Subscription Agreement, all dollar references herein are in Canadian currency. For purposes of any currency conversion required under or in connection with this Subscription Agreement, the rate of exchange to be used in computing the amount of currency equivalent of (a) USD in CAD shall be made at a thirty (30)-day trailing average of the closing daily exchange rates published by the Wall Street Journal (U.S. online edition) (http://quotes.wsj.com/fx/USDCAD) and (b) CAD in USD shall be made at a thirty (30)-day trailing average of the closing daily exchange rates published by the Wall Street Journal (U.S. online edition) (http://quotes.wsj.com/fx/CADUSD), or, in each case at such other rate as agreed in writing by the Parties.

Please print all information (other than signatures), as applicable, in the space provided below.

Medigus Ltd
	(Name of Purchaser - please print)	Cash Investment Subscription Price:

By:	Liron Carmel	US$ 750,000 (the “Cash Investment”)
Authorized Signature

CEO
(Official Capacity or Title - please print)
For the avoidance of doubt, the Cash Investment pertains exclusively to the number of Securities purchased by the Purchaser through the Cash Investment and, hence, excludes the amount of Securities the Purchaser shall be issued as consideration for the Share Exchange (as defined herein).

Number of Units Issued as Consideration for the Cash Investment:1,192,406
(Cash Investment per Unit / CAD$0.80)

	Please print name of individual whose signature appears above if different than the name of the Purchaser.	If the person signing this subscription is not purchasing, nor deemed by applicable securities regulation to be purchasing, as principal and is signing as agent for one or more principals, complete the following for each such principal (attach additional pages if required):
(Address of Residence)
(Name of Principal)

(Address of Residence)

	(Purchaser’s E-mail)	(Principal’s E-mail)

(Principal’s Telephone No.)
(Purchaser’s Telephone No.)

Registration Instructions:	Delivery Instructions:
As above ☐ or	Same as Purchaser details above ☐ or

(Name - please print)	(Contact Name - please print)

(Account reference, if applicable)	(Account reference, if applicable)

(Address)	(Address)

(Telephone No.)

Present Ownership of Common Shares

The Purchaser either [initial appropriate box]:

☒	owns directly or indirectly, or exercises control or direction over, no Common Shares or securities convertible into Common Shares; or

☐	owns directly or indirectly, or exercises control or direction over, _____________ Common Shares and ___________ convertible securities entitling the holder thereof to acquire an additional __________ Common Shares.

Insider Status

The Purchaser either [initial appropriate box]:

☐	is an “Insider” of the Corporation as defined in the Securities Act (Ontario), namely “Insider” means:

(a)	a director or officer of the administrator of Corporation;

(b)	a director or officer of a person or company that is itself an insider or subsidiary of the Corporation;

(c)	a person or company that has:

(i)	beneficial ownership of, or control or direction over, directly or indirectly, securities of the Corporation carrying more than 10 per cent of the voting rights attached to all the Corporation’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person or company as underwriter in the course of a distribution; or

(ii)	a combination of beneficial ownership of, and control or direction over, directly or indirectly, securities of the Corporation carrying more than 10 per cent of the voting rights attached to all the Corporation’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person or company as underwriter in the course of a distribution; or

(d)	a person or company designated as an insider of the Corporation in an order.

☒	is not an “Insider” of the Corporation.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

Clearmind Medicine Inc., accepts the subscription set forth above this 3rd day of February, 2022.

/s/ Adi Zuloff Shani
Adi Zuloff-Shani

TERMS AND CONDITIONS

1.	Subscription

The Purchaser hereby irrevocably subscribes for and agrees to purchase from the Corporation the number of Units set out on page 2 hereof at the Cash Investment Subscription Price, all on the terms and subject to the conditions set out in this Subscription Agreement (together with the Share Exchange, as defined below, the “Offering”), each Unit comprised of one Common Share and one Warrant. Each Warrant will entitle the holder thereof to purchase one Warrant Share for a period of 18 months from the Closing Date at an exercise price of CAD$2.00.

The Warrants will be governed pursuant to the terms of a warrant certificate (the “Warrant Certificate”) to be entered into between the Corporation and each Purchaser in connection with the issuance of the Warrants, which Warrant Certificate shall be in a form customary for transactions of this nature and agreed to by the Purchaser, acting reasonably. The Warrant Certificate will contain customary anti-dilution provisions.

In this Subscription Agreement:

(a)	“1933 Act” means the United States Securities Act of 1933, as amended;

(b)	“Applicable Securities Laws” means, in respect of each and every offer and sale of Units, the securities legislation having application thereto and the rules, policies, notices and orders issued by applicable securities regulatory authorities having application thereto;

(c)	“Business Day” as used in this Subscription Agreement shall mean a day on which Canadian chartered banks are open for the transaction of regular business in the City of Toronto, Ontario, Canada;

(d)	“Public Record” means information contained in all publicly available documents which have been filed by or on behalf of the Corporation with the securities regulatory authorities pursuant to the requirements of the Applicable Securities Laws, including all documents publicly available on the Corporation’s SEDAR profile;

(e)	“Regulation D” means Regulation S under the 1933 Act;

(f)	“Regulation S” means Regulation S under the 1933 Act;

(g)	“U.S. Person” has the meaning ascribed to it in Rule 902(k) of Regulation S, which definition includes a natural person resident in the United States, a partnership or corporation organized or incorporated under the laws of the United States, an estate of which any executor or administrator is a U.S. Person, a trust of which any trustee is a U.S. Person, a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit of a U.S. Person, a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States, and a partnership or corporation if (i) organized or incorporated under the laws of any foreign jurisdiction, and (ii) formed by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by “accredited investors” under Rule 501(a) of Regulation D who are not natural persons, estates or trusts;

(h)	“U.S. Purchaser” means a Purchaser of Units who was, at the time of purchase (a) a person in the United States, (b) a U.S. Person, (c) any person purchasing that purchased Units on behalf of, or for the account or benefit of, a U.S. Person or any person in the United States, (d) any person who receives or received an offer to acquire such Units while in the United States, or (e) any person who was in the United States at the time such person’s buy order was made or this Subscription Agreement pursuant to which such Units were acquired was executed or delivered; and

(i)	“United States” or “U.S.” means the United States of America, its territories and possessions, any state of the United States and the District of Columbia.

2.	Share Exchange. On the terms and subject to the conditions set forth herein, and in addition to the Cash Investment, the Purchaser shall assign, transfer and deliver, free and clear of all liens, such number of ordinary shares, no par value, in the form of American Depositary Shares (each representing twenty (20) ordinary shares) of the Purchaser (each a “Medigus ADS” and collectively the “Medigus ADSs”)) representing an aggregate total of US$500,000 divided by a minimum price per ADS of US$1.20 per Medigus ADS (the “Exchange Price”), in exchange for the issuance of Units representing an aggregate total of US$500,000 divided by the Cash Investment Subscription Price (the “Exchange Units” and, collectively the “Share Exchange”).

3.	Joint Ventures.

3.1	The Subscription Agreement, and the engagement between the Parties contemplated hereunder, is conditioned upon the execution of a non-binding Letter of Intent (the “LOI”), by and between the Parties, for purposes of establishing a joint venture in furtherance of a specified purpose, as shall be delineated in the LOI and which shall include those non-binding terms listed in Schedule “D” attached hereto.

3.2	In addition, the Purchaser shall be entitled to receive a 10% initial equity ownership in any joint venture, or a related business engagement between the two ensuing parties, executed between the Corporation and the Hebrew University under the leadership of Prof. Amiram Goldblum.

4.	Closing

4.1	The Offering may be completed in one or more closings (each, a “Closing”) at the offices of the Corporation’s legal counsel, at such times and dates (each, a “Closing Date”) as may be determined by the Corporation in its sole discretion.

4.2	The Parties acknowledge that the Closing, and the parties’ respective obligations set forth under this Subscription Agreement is subject to, among other things, the satisfaction of the following conditions:

(a)	the Purchaser completing, executing and delivering to the Corporation as set forth on page 2 of this Subscription Agreement, together with all other documents required by applicable securities laws:

(i)	a duly completed and executed Schedule “A” - Accredited Investor Certificate (unless the Purchaser is a U.S. Purchaser); or

(ii)	a duly completed and executed Schedule “B” - U.S. Accredited Investor Certificate; and

(iii)	if applicable, Schedule “D” Corporate Placee Registration Form;

(b)	the Purchaser delivering the Cash Investment to the Corporation;

(c)	the Purchaser assigning, transferring and delivering the Medigus ADSs to the Corporation and the Corporation issuing such number of Exchange Units in consideration thereof and pursuant to the terms set forth in Section 2 hereof;

(d)	the Corporation and Purchaser, as applicable, delivering duly-executed share certificates (or book- entry statements, or additional alternatives mutually agreed upon in advance between the Parties) for the (i) Common Shares issued as part of the Units (a) purchased by the Purchaser as consideration for the Cash Investment and (b) exchanged in consideration for the Medigus ADSs, and (ii) Medigus ADSs as consideration for the Exchange Units;

(e)	the Parties delivering to the opposite party a duly-executed Warrant Certificate;

(f)	the Corporation accepting, in whole or in part, this Subscription Agreement;

(g)	the issuance of the Securities being exempt from the requirement to file a prospectus or registration statement and the requirement to prepare and deliver an offering memorandum or similar document under any applicable statute relating to the sale of the Securities or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement or delivering an offering memorandum or similar document;

(h)	the representations, warranties, covenants and certifications of the Purchaser addressed to the Corporation in this Subscription Agreement, including in any appendices hereto or other document delivered to the Corporation in connection with the Purchaser’s subscription, being accurate, true and correct at the Closing; and

(i)	for the benefit of the Purchaser, the representations, warranties, covenants and certifications of the Corporation addressed to the Purchaser in this Subscription Agreement, including in any appendices hereto or other document delivered to the Corporation in connection with the Purchaser’s subscription, being accurate, true and correct at the Closing.

4.3	If, prior to the Closing Date, the terms and conditions contained in this Subscription Agreement (other than delivery by the Corporation to the Purchaser of the Common Shares and Warrants in electronic or certificated form) have not been complied with to the satisfaction of the Corporation or the Purchaser, or waived by the Corporation or the Purchaser (in each case, as applicable), the Corporation and the Purchaser will have no further obligations under this Subscription Agreement.

4.4	The Purchaser acknowledges and agrees that the Corporation reserves the right, in its absolute discretion, to reject this subscription, in whole or in part, at any time prior to the time of Closing.

4.5	The Purchaser acknowledges that the Common Shares and Warrants underlying the Units may be represented by fully registered book-entry certificates held by, or on behalf of, Canadian Depository of Securities Limited (“CDS”), or a successor thereof, as custodian of the book-entry certificates, and registered in the name of CDS or its nominee, CDS & Co. If so, (i) registration of ownership and transfer of the Securities will be made only through the depository system of CDS; and (ii) except as described herein, the Purchaser shall not be entitled to a certificate or other instrument from the Corporation or CDS evidencing that Purchaser’s ownership thereof.

4.6	Notwithstanding any terms set out herein, each Common Share and Warrant underlying a Unit must be issued in individually certificated form only and bear the applicable legend set forth in Schedule “B”.

5.	Purchaser’s Representations, Warranties and Covenants

The Purchaser (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Purchaser is contracting hereunder) represents and warrants to, and covenants with, the Corporation (and acknowledges that the Corporation is relying on them), which representations, warranties and covenants shall survive the Closing, that as at the execution date of this Subscription Agreement and the Closing Date:

5.1	The Purchaser confirms that:

(a)	it has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Securities;

(b)	it is capable of assessing the merits and risks (including the potential loss of its entire investment) of the proposed investment in the Securities;

(c)	it is aware of the characteristics of the Securities and understands the risks relating to an investment therein;

(d)	it is able to bear the economic risk of loss of its investment in the Securities; and

(e)	the Securities are being purchased for investment purposes and not for a view to distribution within the meaning of the securities laws of the United States.

5.2	The Purchaser acknowledges that it:

(a)	has conducted its own investigation with respect to the Corporation, its business and the Securities;

(b)	has received or otherwise had access to all information regarding the Corporation that it believes is necessary or appropriate in connection with the purchase of the Units, including financial and other information which has been publicly filed by the Corporation with the relevant securities commissions or similar regulatory authorities in Canada on the System for Electronic Document Analysis and Retrieval (SEDAR), an electronic database that is accessible at the following website address: www.sedar.com;

(c)	has made its own assessment and has satisfied itself concerning the relevant tax, legal, currency and other considerations relevant to its investment in the Units; and

(d)	has such knowledge and experience in financial and business matters in order to evaluate the merits and risks of its prospective investment in the Units.

5.3	The Purchaser is resident in the jurisdiction set forth in the “Address of Residence” set out on page 2 of this Subscription Agreement, and:

(a)	the Purchaser:

(i)	is not a U.S. Person and is not purchasing the Units for the account of or benefit of a U.S. Person or a person within the United States;

(ii)	was not offered the Units in the United States;

(iii)	did not execute or deliver this Subscription Agreement, in the United States;

(iv)	did not cause any buy order for the Purchaser’s Units to originate in the United States;

(v)	has no intention to distribute either directly or indirectly any of the Securities in the United States, and the Purchaser will not offer, sell or otherwise transfer, directly or indirectly, any of the Securities in the United States or to, or for the account or benefit of, a U.S. Person or person in the United States except pursuant to registration under the 1933 Act and the securities laws of all applicable states, or pursuant to available exemptions therefrom;

(vi)	did not receive the offer to purchase the Units as a result of, nor will it engage in, any directed selling efforts (as defined in Regulation S);

(vii)	is an “accredited investor” within the meaning of Rule 501(a) of Regulation D (a “U.S. Accredited Investor”).

5.4	The Purchaser believes that it satisfies any and all applicable standards imposed by the jurisdiction of its residence or otherwise for investors with respect to an investment in the Securities.

5.5	If the Purchaser is not an individual, it is empowered, authorized and qualified to purchase the Units and the individual signing this Subscription Agreement on behalf of the Purchaser has been duly authorized by the Purchaser to do so.

5.6	The Purchaser is aware that no prospectus has been prepared or filed by the Corporation with any securities commission or similar authority in connection with the Offering, and that:

(a)	the Purchaser may be restricted from using most of the civil remedies available under applicable securities laws;

(b)	the Purchaser may not receive information that would otherwise be required to be provided under applicable securities laws and the Corporation is relieved from certain obligations that would otherwise be required to be given if a prospectus were provided under applicable securities laws in connection with the Offering; and

(c)	the sale of the Units and the issuance of the Securities to the Purchaser is subject to such sale and issuance being exempt from the requirements of applicable securities laws as to the filing of a prospectus or registration statement.

5.7	If the Purchaser is resident in or is otherwise subject to the securities laws of a jurisdiction of Canada, the Purchaser is purchasing the Units as principal for its own account and not for the benefit of any other person or company, for investment only and not with a view to the resale or distribution of all or any of the Securities, or the person signing this Subscription Agreement is purchasing the Units as agent for the principal disclosed herein with due and proper authority to execute all documentation in connection with the purchase on behalf of the Purchaser, and each Purchaser for whom the person signing this Subscription Agreement is acting as agent is purchasing as principal for its own account and not for the benefit of any other person or company, for investment only and not with a view to the resale or distribution of all or any of the Units, and the Purchaser is an “accredited investor” as defined in National Instrument 45-106 Prospectus Exemptions (“NI 45-106”) and is not a person created or used solely to purchase or hold securities as an “accredited investor” as defined in paragraph (m) of the aforesaid definition of “accredited investor”, and the Purchaser has duly completed, executed and delivered to the Corporation, a Schedule “A” - Accredited Investor Certificate.

5.8	If the Purchaser is resident in or otherwise subject to the securities laws of a jurisdiction other than Canada or the United States then the Purchaser:

(a)	currently has knowledge and experience or has consulted the Purchaser’s own counsel, accountant or investment advisor, with respect to the investment contemplated hereby and applicable securities laws in the international jurisdiction in which the Purchaser resides which would apply to this subscription;

(b)	is purchasing, to its knowledge, the Units in compliance with or pursuant to exemptions from any prospectus, registration or similar requirements under the applicable securities laws of the international jurisdiction in which the Purchaser resides (and the Purchaser shall deliver to the Corporation such further particulars of such applicable securities laws or exemptions and the Purchaser’s qualifications thereunder as the Corporation may request), and the purchase and sale of the Units does not, to its knowledge, trigger any obligation to prepare and file a prospectus, registration statement or similar document, or any other report with respect to such purchase and/or any registration or other obligation on the part of the Corporation;

(c)	to its knowledge, no applicable securities laws of the international jurisdiction in which the Purchaser resides require the Corporation to make any filings or seek any approvals of any kind whatsoever from any securities commission or regulatory authority of any kind whatsoever in the jurisdiction of residence of the Purchaser; and

(d)	the Purchaser will not sell or otherwise dispose of any of the Securities except in accordance with all applicable securities laws including, without limitation, the rules, regulations and policies of the Canadian Securities Exchange (the “Exchange”). If the Purchaser sells or otherwise disposes of any of the Securities other than through the facilities of the Exchange, the Purchaser will obtain from the person acquiring them a covenant in the same form as provided for in this Subscription Agreement, and the Corporation shall not have any obligation to register any purported sale or disposition of Securities which may be in violation of such laws and any such sale, transfer or other disposition shall be null and void and of no force or effect.

5.9	The Purchaser acknowledges that:

(a)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(b)	there is no government or other insurance covering the Securities;

(c)	there are risks associated with the purchase of the Units;

(d)	the Securities have not been and will not be registered under the 1933 Act or any state securities or “blue sky” laws;

(e)	there are restrictions on the Purchaser’s ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling any of the Securities;

(f)	the Corporation has advised the Purchaser that the Corporation is relying on an exemption from the requirements to provide the Purchaser with a prospectus and to sell the Units through a person or company registered to sell securities under applicable securities laws and, as a consequence of acquiring the Units pursuant to this exemption, certain protections, rights and remedies provided by the applicable securities laws, including statutory rights of rescission or damages, will not be available to the Purchaser; and

(g)	it is aware that no analysis has been undertaken to determine if the Corporation is a “passive foreign investment company” within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986. The Purchaser understands that if the Corporation were determined to be a passive foreign investment company, there may be adverse tax consequences to a U.S. holder of the Units.

5.10	The Purchaser is resident in the jurisdiction set forth in the “Address of Residence” set out on page 2 of this Subscription Agreement and the Purchaser will comply with all applicable securities laws and with the policies of the Exchange concerning the purchase of, the holding of and the resale restrictions on the Securities.

5.11	The Purchaser is aware that the offer made by this Subscription Agreement is irrevocable and requires acceptance by the Corporation and the acceptance for filing thereof by the Exchange and will not become an agreement between the Purchaser and the Corporation until accepted by the Corporation signing in the space above.

5.12	If an individual, the Purchaser has attained the age of majority and is legally competent to execute and deliver this Subscription Agreement and to take all actions required pursuant hereto and if a corporation, partnership or other entity, the Purchaser has been duly incorporated, created or organized and validly exists under the laws of its jurisdiction of incorporation, creation or organization and all necessary approvals by its directors and shareholders have been obtained for the execution and delivery of this subscription.

5.13	Upon acceptance of this subscription by the Corporation, this Subscription Agreement, including all schedules and appendices, will constitute a legal, valid and binding contract of purchase enforceable against the Purchaser in accordance with its terms and will not violate or conflict with the terms of any restriction, agreement or undertaking respecting purchases of securities by the Purchaser.

5.14	The Purchaser’s purchase of the Units has not been made through or as a result of, the distribution of the Units is not being accompanied by and the Purchaser is not aware of, any advertisement of the securities in printed media of general and regular paid circulation, radio, television or electronically.

5.15	No prospectus or offering memorandum within the meaning of applicable securities laws or any other document purporting to describe the business and affairs of the Corporation has been delivered to the Purchaser in connection with the Offering.

5.16	No person has made to the Purchaser any written or oral representation;

(a)	that any person will resell or repurchase any of the Securities;

(b)	that any person will refund all or any part of purchase price of the Securities;

(c)	as to the future price or value of any of the Securities; or

(d)	that any of the Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Securities for trading on a stock exchange, other than the Exchange.

5.17	None of the Units are being purchased by the Purchaser with knowledge of any material fact about the Corporation that has not been generally disclosed.

5.18	In the case of a person signing this Subscription Agreement as agent for a disclosed principal, each beneficial purchaser for whom the agent is purchasing, or is deemed under NI 45-106 to be purchasing, as principal, is for its own account and not for the benefit of any other person, and such person is duly authorized to enter into this Subscription Agreement and to execute all documentation in connection with the purchase on behalf of each such beneficial purchaser.

5.19	The funds representing the aggregate Cash Investment in respect of the Units which will be advanced by or on behalf of the Purchaser to the Corporation hereunder do not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (for the purposes of this Section 3.19, the “PCMLTFA”) and the Purchaser acknowledges and agrees that the Corporation may be required by law to provide the securities regulators with a list setting forth the identities of the beneficial purchasers of the Units, or disclosure pursuant to the PCMLTFA. Notwithstanding that the Purchaser may be purchasing Units as agent on behalf of an undisclosed principal, the Purchaser agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Corporation in order to comply with the foregoing. To the best of the Purchaser’s knowledge: (a) none of the subscription funds provided by or on behalf of the Purchaser, (i) have been or will be derived directly or indirectly from or related to any activity that is deemed criminal under the laws of Canada, the United States, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Purchaser; and (b) the Purchaser will promptly notify the Corporation if the Purchaser discovers that any of such representations cease to be true, and shall provide the Corporation and the Agents with appropriate information in connection therewith.

5.20	The Purchaser is not, with respect to the Corporation or any of its affiliates, a “control person”, as defined under applicable securities laws, and the acquisition of the Units hereunder by the Purchaser will not result in the Purchaser becoming a “control person”.

5.21	The Purchaser has been advised to seek tax, investment and independent legal advice and any other professional advice the Purchaser considers appropriate in connection with the Purchaser’s purchase of the Units and the Purchaser confirms that the Purchaser has not relied on the Corporation, or its legal counsel in any manner in connection with the Purchaser’s purchase of the Units.

5.22	The Purchaser agrees that by accepting the Units, the Purchaser shall be representing and warranting that the foregoing representations and warranties are true as at the Closing with the same force and effect as if they had been made by the Purchaser at the Closing and that they shall survive the purchase by the Purchaser of the Units.

5.23	The Purchaser hereby agrees to indemnify and save harmless the Corporation, or its directors, officers, employees, advisors, affiliates, shareholders and agents, and their respective counsel, against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur and which are caused by or arise from any inaccuracy in, breach or misrepresentation by the Purchaser of, any representation, warranty or covenant.

5.24	The Purchaser undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Purchaser set forth herein or in an Accredited Investor Certificate, or U.S. Accredited Investor Certificate, as the case may be, including any schedules thereto, that takes place prior to the Closing Date.

6.	Purchaser’s Acknowledgments

6.1	The Purchaser acknowledges and agrees (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Purchaser is contracting hereunder) with the Corporation (which acknowledgements and agreements shall survive the Closing) as follows:

(a)	This subscription forms part of the Offering.

(b)	The Securities are subject to resale restrictions under applicable securities laws and the Purchaser covenants that it will not resell the Securities except in compliance with such laws and the Purchaser acknowledges that it is solely responsible (and the Corporation is not in any way responsible) for such compliance. The Purchaser is advised to consult the Purchaser’s own legal advisors in this regard.

(c)	The Units are being offered for sale only on a “private placement” basis.

(d)	In purchasing the Units, the Purchaser has relied solely upon publicly available information relating to the Corporation and not upon any oral or written representation as to any fact or otherwise made by or on behalf of the Corporation or any other person associated therewith, the decision to purchase the Units was made on the basis of publicly available information.

(e)	The Purchaser’s ability to transfer the Securities is limited by, among other things, applicable securities laws and the policies of the Exchange. In particular, the Purchaser acknowledges having been informed that the Securities are subject to resale restrictions under National Instrument 45-102 Resale of Securities (“NI 45-102”) and may not be sold or otherwise disposed of in Canada for a period of four months from the date of distribution of the Securities, unless a statutory exemption is available or a discretionary order is obtained from the applicable securities commission allowing the earlier resale thereof, and may be subject to additional resale restrictions if such sale or other disposition would be a “control distribution”, as that term is defined in NI 45-102. If the Purchaser or a trade in the Securities is subject to the securities laws of a jurisdiction other than Canada, additional resale restrictions may apply under other applicable securities laws. Notwithstanding the foregoing the Purchaser agrees that all Exchange Units issued to it pursuant to this Agreement shall not be sold prior to the sale restrictions on all of the Medigus ADSs being issued to the Corporation expiring.

(f)	The representations, warranties, covenants and acknowledgements of the Purchaser contained in this Subscription Agreement, and in any schedules or other documents or materials executed and delivered by the Purchaser hereunder, are made by the Purchaser with the intent that they may be relied upon by the Corporation, and its professional advisors in determining the Purchaser’s eligibility to purchase the Units.

(g)	The sale of the Units and the delivery of the Securities to the Purchaser is conditional upon such sale being exempt from the requirement to file a prospectus or registration statement or to prepare and deliver an offering memorandum or similar document under any applicable statute relating to the sale of the Units or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement or preparing and delivering an offering memorandum or similar document.

(h)	The Purchaser further acknowledges and agrees that the Corporation may be required to provide applicable securities regulatory authorities with a list setting forth the identities of the beneficial purchasers of the Units and that the Purchaser will provide, on request, particulars as to the identity of such beneficial purchasers as may be required by the Corporation in order to comply with the foregoing.

(i)	The Purchaser and, if the person signing this Subscription Agreement is acting as agent for a disclosed principal, such agent acknowledges and consents to the fact that the Corporation and the Agents are collecting the Purchaser’s, and, if applicable, such agent’s personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), for the purpose of completing this Subscription Agreement. The Purchaser and, if the person signing this Subscription Agreement is acting as agent for a disclosed principal, such agent acknowledge and consent to the Corporation retaining such personal information for as long as permitted or required by law or business practices. The Purchaser and, if the person signing this Subscription Agreement is acting as agent for a disclosed principal, such agent further acknowledge and consent to the fact that the Corporation may be required by applicable securities laws, the rules and policies of any stock exchange or the rules of the Investment Industry Regulatory Organization of Canada to provide regulatory authorities or stock exchanges with any personal information provided by the Purchaser or, if applicable, such agent in this Subscription Agreement. The Purchaser and, if the person signing this Subscription Agreement is acting as agent for a disclosed principal, such agent represent and warrant that it has the authority to provide the consents and acknowledgements set out in this Subsection 6.1(i). In addition to the foregoing, the Purchaser and, if the person signing this Subscription Agreement is acting as agent for a disclosed principal, such agent acknowledge and agree that the Corporation may use and disclose the Purchaser’s and, if applicable, such agent’s personal information, and consents thereto, as follows:

(i)	for internal use with respect to managing the relationships between and contractual obligations of the Corporation and the Purchaser;

(ii)	for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to the Canada Revenue Agency;

(iii)	disclosure to stock exchanges and securities regulatory authorities and other regulatory bodies having jurisdiction with respect to approval or acceptance for filing of the Offering, reports of trades and similar stock exchange or regulatory filings;

(iv)	disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(v)	disclosure to professional advisers of the Corporation in connection with the performance of their professional services;

(vi)	disclosure to any person where such disclosure is necessary for legitimate business reasons;

(vii)	disclosure to a court determining the rights of the parties under this Subscription Agreement; or

(viii)	for use and disclosure as otherwise required or permitted by law.

Furthermore, the Purchaser is hereby notified that:

(ix)	the Corporation may deliver to the Ontario Securities Commission certain personal information pertaining to the Purchaser, including such Purchaser’s full name, residential address and telephone number, the number of Units purchased by the Purchaser and the total purchase price paid for such Units, the prospectus exemption relied on by the Corporation and the date of distribution of the Units;

(x)	such information is being collected indirectly by the Ontario Securities Commission, and other applicable securities regulatory authorities, under the authority granted in applicable securities legislation;

(xi)	such information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario, and other applicable jurisdictions; and

(xii)	the Purchaser may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission’s indirect collection of such information at the following address and telephone number:

Inquiries Officer

Ontario Securities Commission

20 Queen Street West, 22nd Floor

Toronto, Ontario, M5H 3S8

Telephone: (416) 593-8314

(j)	The Purchaser has been advised to consult the Purchaser’s own legal advisors with respect to the merits and risks of an investment in the Units and with respect to applicable resale restrictions and the Purchaser is solely responsible, and the Corporation is not in any way responsible, for compliance with applicable resale restrictions, and the Purchaser further acknowledges that the Corporation’s legal counsel is acting solely as counsel to the Corporation and not as counsel to the Purchaser.

(k)	The Purchaser is aware of the characteristics of the Units and the risks relating to an investment therein and agrees that the Purchaser must bear the economic risk of his, her or its investment in the Units.

(l)	The Purchaser is aware that: (i) the Corporation may complete additional financings in the future in order to develop the Corporation’s business and to fund its ongoing development; (ii) there is no assurance that such financings will be available and, if available, on reasonable terms; (iii) any such future financings may have a dilutive effect on the Corporation’s securityholders, including the Purchaser; and (iv) if such future financings are not available, the Corporation may be unable to fund its on-going development and the lack of capital resources may result in the failure of the Corporation’s business.

(a)	The specific attributes of the Warrants shall be set forth in the Warrant Certificate. The description of the Warrants contained in this Subscription Agreement is a summary only and is qualified in its entirety by the Warrant Certificate. In the event of any inconsistency between the provisions hereof and the provisions of the Warrant Certificate, the provisions of the Warrant Certificate shall prevail and take precedence.

7.	Representations, Warranties and Covenants of the Corporation

7.1	The Corporation represents and warrants as follows to the Purchaser at the date of this Subscription Agreement and at the Closing Date (unless a representation or warranty speaks only in respect of a specified date, in which case such representation or warranty is provided only as of such date) and acknowledges and confirms that the Purchaser is relying upon such representations and warranties in connection with the offer, sale and issuance of the Units to the Purchaser:

(b)	the Corporation is a valid and subsisting corporation duly continued and in good standing under the laws of the Province of British Columbia;

(c)	the Corporation has full power and authority to enter into and perform this Subscription Agreement and to do all other acts which are necessary to consummate the transactions contemplated in the Subscription Agreement;

(d)	the authorized share capital of the Corporation consists of an unlimited number of Common Shares, of which 37,565,000 Common Shares are issued and are outstanding as of the date hereof, each of which is validly issued, fully paid and non-assessable;

(e)	no person, firm, corporation or other entity holds any securities convertible into or exchangeable for securities of the Corporation or has any agreement, warrant, option, right or privilege (whether pre- emptive or contractual) being or capable of becoming an agreement, warrant, option or right (whether or not on condition(s)) for the purchase or other acquisition of any unissued securities of the Corporation, except as disclosed in the Public Record (as defined below);

(f)	the Corporation is a “reporting issuer” in the Provinces of British Columbia, Alberta and Ontario. The Common Shares of the Corporation are listed and posted for trading on the Exchange;

(g)	no order ceasing or suspending trading in the securities of the Corporation nor prohibiting sale of such securities has been issued to the Corporation or its directors, officers or promoters or to any companies that have common directors, officers or promoters and, to the knowledge of the Corporation, no investigations or proceedings for such purposes are pending or threatened;

(h)	the Corporation has complied and will fully comply with the requirements of applicable securities and corporate legislation in respect of the subscription contemplated hereby;

(i)	the issuance and sale of the Units and the completion of the other transactions contemplated by this Subscription Agreement do not and will not conflict with and do not and will not result in a breach of any of the terms, conditions, or provisions of the constating documents of the Corporation or any agreement or instrument to which the Corporation is a party or by which its assets are affected;

(j)	this Subscription Agreement has been duly authorized by all necessary corporate action on the part of the Corporation, and constitutes a valid obligation of the Corporation legally binding upon it and enforceable against the Corporation in accordance with its terms;

(k)	the Common Shares will, at the time of issue, be duly allotted, validly issued, fully paid and non- assessable and will be free of all liens, charges and encumbrances;

(l)	on the Closing Date, every consent, approval, authorization or order from the Exchange, other applicable regulatory authorities or otherwise that is required for the transactions herein contemplated to occur at Closing will have been obtained and will be in effect, other than any post-Closing filings referred to in the conditional acceptance letter of the Exchange and post-Closing filings required under Applicable Securities Laws; and

(m)	in connection with the issuance of the Medigus ADS’ assigned, transferred and delivered to the Corporation in exchange for the Exchange Units, the Corporation represents and warrants:

(i)	the Medigus ADSs proposed to be acquired by the Corporation hereunder will be acquired for investment for the Corporation’s own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Corporation has no present intention of selling, granting any participation in or otherwise distributing the Medigus ADSs, except in compliance with applicable securities laws. The Corporation further represents that it does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participation to such Person with respect to the Medigus ADSs proposed to be acquired by the Corporation hereunder. For purposes of this Agreement, “Person” means any individual, partnership, corporation, association, joint stock company, trust, joint venture, unincorporated organization or governmental entity (or any department, agency or political subdivision thereof) or other entity.

(ii)	the Corporation (i) can bear the economic risk of its investment and (ii) possesses such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Purchaser and its securities.

(iii)	the Corporation understands that the sale of the Medigus ADSs is not registered under the 1933 Act and that the issuance hereof to the Corporation is intended to be exempt from registration under the 1933 Act pursuant to Regulation D. The Corporation is an “accredited investor,” as such term is defined in Rule 501 of Regulation D or, if not an accredited investor, otherwise meets the suitability requirements of Regulation D and Section 4(a)(2) of the 1933 Act. The certificates representing the Medigus ADSs issued to the Corporation shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable securities laws:

“THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS.”

“TRANSFER OF THESE SECURITIES IS PROHIBITED UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WITH RESPECT TO SUCH SECURITY SHALL THEN BE IN EFFECT AND SUCH TRANSFER HAS BEEN QUALIFIED UNDER ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR AN EXEMPTION THEREFROM SHALL BE AVAILABLE UNDER THE ACT AND SUCH LAWS.”

(iv)	the Corporation acknowledges that neither the SEC, nor the securities regulatory body of any state or other jurisdiction, has received, considered or passed upon the accuracy or adequacy of the information and representations made in this Subscription Agreement.

(v)	the Corporation acknowledges that it has carefully reviewed such information as it has deemed necessary to evaluate an investment in the Purchaser and its securities. To the full satisfaction of the Purchaser, it has been furnished all materials that it has requested relating to the Corporation and the issuance of the Medigus ADSs hereunder.

(vi)	the Corporation understands that the Medigus ADSs may not be sold, transferred, or otherwise disposed of without registration under the 1933 or an exemption therefrom, and that in the absence of an effective registration statement covering the Medigus ADSs acquired hereunder or any available exemption from registration under the 1933 Act, the Medigus ADSs acquired hereunder may have to be held indefinitely and the Corporation further acknowledges that the Medigus ADSs acquired hereunder may not be sold pursuant to Rule 144 promulgated under the 1933 Act unless all of the conditions of Rule 144 are satisfied, including, without limitation, the Purchaser’s compliance with the reporting requirements under the Exchange Act.

7.2	The Corporation hereby covenants and agrees as follows:

(a)	to use its commercially reasonable efforts to ensure that the Common Shares and Warrant Shares will be listed and posted for trading on the Exchange upon their issue;

(b)	to promptly comply with all filing and other requirements under all Applicable Securities Laws;

(c)	upon issuance, all the shares of Common Shares, shares of Common Shares underlying the Warrants included in the Units (the “Underlying Shares”), and Additional Securities (as defined below), sold to the Purchaser pursuant to this Subscription Agreement shall be duly authorized, validly issued, fully paid and nonassessable (provided that in the case of the Underlying Shares the purchaser has duly exercised the Warrants and paid the applicable exercise price for the acquisition of the Underlying Shares); and

(d)	if at any time after the Closing but prior to the earlier of:

i.	that date which is 18 months after the Closing; and

ii.	that time which is immediately prior to the listing or quotation of the Common Shares on a recognized exchange in the United States (the “Listing”), but, for the avoidance of doubt, not including an OTC quotation in the United States, the Corporation shall issue or propose to issue any additional Common Shares, or warrants, options (excluding any of:

i.	options granted to employees of the Corporation in accordance with any employee plans, now or hereinafter in effect; or

ii.	Common Shares upon conversion or exercise of any convertible instruments issued and outstanding prior to Closing; or

iii.	an underwritten offering of Common Shares closing concurrently with the Listing)

or other rights or instruments of any kind convertible into or exercisable or exchangeable for Common Shares (the “Additional Securities”), the Purchaser shall receive for no consideration the Additional Securities necessary to maintain a Fully-Diluted Ownership Percentage (as defined herein below) in the Corporation only in respect of the Units acquired by way of the Cash Investment. Provided however that in the case of unexercised Warrants the Purchaser shall receive the Additional Securities in the form of Warrants.

For the purpose of this sub-section 7.2 (d), the term “Fully-Diluted Ownership Percentage” shall mean the percentage ownership calculated immediately after Closing and arrived at by dividing (i) the aggregate number of shares of Common Shares (including any shares of Common Shares issuable upon exercise or conversion of the Warrants) owned by the Purchaser, by (ii) the aggregate number of all issued and outstanding shares of Common Shares (including any shares of Common Shares which are issuable upon exercise or conversion of options, warrants or other securities or rights).

8.	Finders Fees

The Purchaser acknowledges and agrees that the Corporation may pay up to 10% of the proceeds of the Cash Investment and the Share Exchange (calculated at the time of Closing) as finders fees in conjunction with the Offering.

9.	Resale Restrictions and Legending of Securities

9.1	In addition to the acknowledgements given in Article 6 hereof, the Purchaser acknowledges that the Securities will be subject to statutory and Exchange imposed resale restrictions.

9.2	The Purchaser acknowledges that a legend restriction notation will be entered on the ownership statements evidencing the Securities (or endorsed on the certificates representing the Securities, if any), to the effect that the securities represented thereby are subject to a hold period and may not be traded until the expiry thereof except as permitted by applicable securities legislation and, if applicable, the policies of the Exchange. In particular, if required, the Purchaser acknowledges that such ownership statements (or the certificates representing the Securities, if any) shall bear a legend substantially in the following form and with the information completed:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN CANADA OR WITH A RESIDENT OF CANADA BEFORE <INSERT DATE THAT IS FOUR (4) MONTHS AND ONE (1) DAY AFTER CLOSING DATE>.”

9.3	The Purchaser acknowledges that the Securities have not been registered under the 1933 Act or the securities laws of any State of the United States and that the Corporation does not intend to register any of the Securities under the 1933 Act, or the securities laws of any State of the United States and has no obligation to do so. The Securities may not be offered or sold in the United States or to, or for the account or benefit of, a U.S. Person unless registered in accordance with United States federal securities laws and all applicable state securities laws or exemptions from such requirements are available. The Purchaser further acknowledges that the Corporation will not register any transfer of any of the Securities not made in accordance with Regulation S or pursuant to an available exemption from registration.

9.4	The Purchaser acknowledges that each Securities issued to a U.S. Person shall bear a legend stating that the Securities has not been registered under the 1933 Act.

9.5	THE PURCHASER ACKNOWLEDGES THAT THE CORPORATION BEARS NO RESPONSIBILITY FOR THE REMOVAL OF RESALE RESTRICTIONS OR LEGENDS ON SECURITIES AND THAT THE RESPONSIBILITY FOR COMPLIANCE AND COST WITH SUCH RESTRICTIONS OR THE REMOVAL OF LEGENDS IS TO BE BORNE BY THE PURCHASER AND NOT THE CORPORATION.

10.	General

10.1	Time shall, in all respects, be of the essence hereof.

10.2	All references herein to monetary amounts are to lawful money of Canada.

10.3	The headings contained herein are for convenience only and shall not affect the meaning or interpretation hereof.

10.4	Except as expressly provided for in this Subscription Agreement and in the agreements, instruments and other documents provided for, contemplated or incorporated herein, this Subscription Agreement constitutes the only agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior negotiations and understandings. This Subscription Agreement may be amended or modified in any respect by written instrument only.

10.5	The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Purchaser, the Corporation and their respective heirs, legal representatives, successors and assigns; provided that, except as herein provided, this Subscription Agreement shall not be transferable or assignable by any party without the written consent of the other.

10.6	This Subscription Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and the parties hereto hereby irrevocably attorn to the exclusive jurisdiction of the courts of the Province of British Columbia.

10.7	This Subscription Agreement is intended to and shall take effect on the date of acceptance of the subscription by the Corporation, notwithstanding its actual date of execution or delivery by any of the parties hereto, and shall be dated for reference as of the date of such acceptance by the Corporation.

10.8	The Corporation shall be entitled to rely on delivery of a facsimile copy of an executed subscription and acceptance by the Corporation of such subscription shall be legally effective to create a valid and binding Agreement between the Purchaser and the Corporation in accordance with the terms hereof.

10.9	The Purchaser acknowledges and agrees that all costs incurred by the Purchaser (including any fees and disbursements of any special counsel retained by the Purchaser) relating to the sale of the Units to the Purchaser shall be borne by the Purchaser.

10.10	The Purchaser acknowledges that the Purchaser has consented to and requested that all documents evidencing or relating in any way to the issuance of the Securities be drawn up in the English language only. Le soussigne reconnait par les presentes avoir consenti et exige que tous les documents faisant foi ou se rapportant de quelque maniere a la vente des titres offerts soient rediges en anglais seulement.

10.11	Each of the parties hereto upon the request of the other parties hereto, whether before or after the Closing, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as reasonably may be necessary or desirable to complete, better evidence, or perfect the transactions contemplated herein.

11.	Execution & Delivery

This Subscription Agreement may be executed in any number of counterparts and may be executed and delivered by facsimile, all of which when taken together shall be deemed to be one and the same document.

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SCHEDULE “A”

ACCREDITED INVESTOR CERTIFICATE

This certificate contains certain specifically defined terms, highlighted in boldface and defined herein. If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any provision below to you, please contact a representative of the Corporation (as defined herein), your dealer and/or legal advisor before completing this certificate.

TO:	CLEARMIND MEDICINE INC. (the “Corporation” or the “issuer”)

In connection with the purchase by the undersigned purchaser (the “Purchaser” or “you”) of securities of the Corporation pursuant to the Subscription Agreement to which this Certificate is attached, the Purchaser or the undersigned on behalf of the Purchaser, as the case may be, certifies that the Purchaser is purchasing securities of the Corporation as principal and is (and at the time of acceptance of the subscription will be) an “accredited investor” within the meaning of National Instrument 45-106 Prospectus Exemptions and Section 73.3 of the Securities Act (Ontario), as applicable, because the Purchaser is:

**If you check box (j), (k) or (l), you must also complete the below FORM 45-106F9 - Risk Acknowledgement Form**

☐	(a)	except in Ontario, a Canadian financial institution, or a Schedule III bank;

☐	(a.1)	in Ontario, a financial institution that is (i) a bank listed in Schedule I, II or III of the Bank Act (Canada); (ii) an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act; or (iii) a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be;

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

☐	(c)	a subsidiary of any person or company referred to in paragraphs (a), (a.1) or (b), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐	(d)	a person or company registered under the securities legislation of a jurisdiction (province or territory) of Canada as an adviser or dealer;

☐	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

☐	(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐	(f)	the Government of Canada or a jurisdiction (province or territory) of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction (province or territory) of Canada;

☐	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’ile de Montreal or an intermunicipal management board in Québec;

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction (province or territory) of Canada;

☐	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds $1,000,000; [PLEASE ALSO COMPLETE SECTIONS 2-4 OF FORM 45-106F9 BELOW]

☐	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000;

☐	(k)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year; [PLEASE ALSO COMPLETE SECTIONS 2-4 OF FORM 45-106F9 BELOW]

☐	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000; [PLEASE ALSO COMPLETE SECTIONS 2-4 OF FORM 45-106F9 BELOW]

☐	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

☐	(n)	an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106, or (iii) a person described in sub- paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

☐	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐	(p)	a trust company or trust corporation registered or authorized to carry on business under the Corporation and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐	(q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

☐	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

☐	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

☐	(v)	(i) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor; or (ii) in Ontario, a person that is recognized or designated by the Ontario Securities Commission as an accredited investor; or

☐	(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

For the purposes hereof, the following definitions are included for convenience:

(a)	“bank” means a bank named in Schedule I or II of the Bank Act (Canada);

(b)	“Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(c)	“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

(d)	“director” means: (a) a member of the board of directors of a company or an individual who performs similar functions for a company, and (b) with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(e)	“eligibility adviser” means: (a) a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and (b) in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not (i) have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons, and (ii) have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(f)	“financial assets” means (i) cash, (ii) securities, or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(g)	“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(h)	“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

(i)	“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

(j)	“person” includes

(i)	an individual,

(ii)	a corporation,

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons whether incorporated or not, and

(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative.

(k)	“related liabilities” means (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (ii) liabilities that are secured by financial assets;

(l)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(m)	“spouse” means, an individual who, (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(n)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

In NI 45-106 a person or company is considered to be an affiliated entity of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or company, or if each of them is controlled by the same person or company.

In NI 45-106 a person (first person) is considered to control another person (second person) if (a) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

In NI 45-106 a trust company or trust corporation described in paragraph (p) above of the definition of “accredited investor” (other than in respect of a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Corporation and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada) is deemed to be purchasing as principal.

In NI 45-106 a person described in paragraph (q) above of the definition of “accredited investor” is deemed to be purchasing as principal.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Date. If any such representations shall not be true and accurate prior to the Closing Date, the undersigned shall give immediate written notice of such fact to the Corporation.

Date:	If this document is being executed on behalf of the Purchaser by an agent, complete the information below:

Print name of Purchaser	Print name of Agent

X	X
Signature of Purchaser or authorized signatory of Purchaser	Signature of agent of Purchaser or authorized signatory of Agent

Print name of authorized signatory of Purchaser (if applicable)	Print name of authorized signatory of agent (if applicable)

Print title of authorized signatory of Purchaser (if applicable)	Print title of authorized signatory of agent (if applicable)

FORM 45-106F9

FORM FOR INDIVIDUAL ACCREDITED INVESTORS

WARNING!

This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Units comprised of common shares and warrants	Corporation: Clearmind Medicine Inc.
Purchased from: Corporation
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss - You could lose your entire investment of $____________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk - You may not be able to sell your investment quickly - or at all.
Lack of information - You may receive little or no information about your investment.
Lack of advice - You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials
h Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

h Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

h Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
h Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature: Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone: Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

Clearmind Medicine Inc.

Oded Gilboa, Director oded@clearmindmedicine.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

Form instructions:

1.	This form does not mandate the use of a specific font size or style but the font must be legible.

2.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

3.	The purchaser must sign this form. Each of the purchaser and the issuer or selling security holder must receive a copy of this form signed by the purchaser. The issuer or selling security holder is required to keep a copy of this form for 8 years after the distribution.

SCHEDULE “B”

U.S. ACCREDITED INVESTOR CERTIFICATE

TO:	CLEARMIND MEDICINE INC. (the “Corporation”)

Reference is made to the subscription agreement between Clearmind Medicine Inc. (the “Corporation”) and the undersigned (the “Purchaser”) of which this Schedule “B” - U.S. Accredited Investor Certificate, once executed, forms a part (the “Subscription Agreement”). Upon execution of this U.S. Accredited Investor Certificate by the Purchaser, this U.S. Accredited Investor Certificate shall be incorporated into and form a part of the Subscription Agreement. All capitalized terms used herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

1. In addition to the covenants, representations and warranties contained in the Subscription Agreement, the undersigned Purchaser covenants, represents and warrants to the Corporation that the Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D by virtue of satisfying one or more of the categories indicated in paragraph 2(d) below.

2. The undersigned Purchaser additionally covenants, represents and warrants to the Corporation that the Purchaser (on its own behalf and, if applicable, on behalf of each beneficial Purchaser for whom the Purchaser is contacting hereunder):

(a)	has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment and it is able to bear the economic risk of loss of the investment;

(b)	is purchasing the Units and any Warrant Shares ultimately issuable upon exercise of the Warrants for its own account or for the account of one or more beneficial purchasers for whom it is exercising sole investment discretion, for investment only and not with a view to resale or distribution and in particular, neither it nor any beneficial purchaser for whose account it is purchasing the Units has any intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons unless such Securities are registered under the 1933 Act and any applicable state securities laws, or in reliance on and pursuant to an exemption from such requirements. The Purchaser acknowledges that the Corporation has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any applicable state securities laws;

(c)	understands that the Securities (i) have not been and will not be registered under the 1933 Act or the securities laws of any state of the United States, (ii) that the purchase and sale contemplated hereby is being made in reliance on an exemption from registration under Section 4(a)(2) and/or Rule 506(b) of Regulation D based in part upon the Purchaser’s representations contained herein, including without limitation that the Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D, (iii) that the Securities may not be offered or sold, directly or indirectly, in the United States or to, or for the account or benefit of, a U.S. Person or person in the United States except pursuant to registration under the 1933 Act and the securities laws of all applicable states or available exemptions therefrom, and (iv) the Corporation has no obligation or present intention of filing a registration statement under the 1933 Act or the securities laws of any applicable states in respect of any of the Securities;

(d)	is an “accredited investor”, as defined in Rule 501(a) of Regulation D, and satisfies one or more of the categories indicated below (please initial on the appropriate line or lines), and is:

______	Category 1.	A bank, as defined in Section 3(a)(2) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

______	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; or;

______	Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or;

______	Category 4.	An insurance company as defined in Section 2(a)(13) of the 1933 Act; or

______	Category 5.	An investment company registered under the United States Investment Corporation Act of 1940; or

______	Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Corporation Act of 1940; or

______	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

______	Category 8.	A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US$5,000,000; or

______	Category 9.	An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

______	Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

___X___	Category 11.	An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000; or

______	Category 12.	Any director or executive officer of the Corporation; or

______	Category 13.	A natural person (including an IRA (Individual Retirement Account) owned by such person) whose individual net worth, or joint net worth with his or her spouse, excluding the value of his or her primary residence net of any mortgage obligation secured by the property, exceeds US$ 1,000,000 (note: for the purposes of calculating net worth, (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability); or

______	Category 14.	A natural person (including an IRA (Individual Retirement Account) owned by such person) who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

______	Category 15.	A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

______	Category 15a.	A revocable trust which may be revoked or amended by its settlors (creators), each of whom is an Accredited Investor under category 13 [net worth exceeds US$ 1,000,000]; or

______	Category 16.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories.

If you checked Category 16, please indicate the name and category of accredited investor (by reference to the applicable number in this section 2(d)) of each equity owner:

Name of Equity Owner	Category of Accredited Investor

(e)	acknowledges that the Purchaser has not purchased the Units as a result of any form of “general solicitation” or “general advertising” (as such terms are defined in Regulation D under the 1933 Act) including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media (including any press release of the Corporation) or broadcast over the Internet, radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(f)	acknowledges that after the Listing, the Securities may only be disposed of in compliance with U.S. federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated by Section 2(h) below, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act of 1933, as amended. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights and obligations of a Purchaser under this Agreement and the Registration Rights Agreement.

(g)	the Purchasers agree to the imprinting, so long as is required by this Section 2, of a legend on any of the Securities in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(h)	The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge.

(i)	Certificates evidencing the Common Shares and the Underlying Shares shall not contain the legend set forth in Section 2(g) above: (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming cashless exercise of the Warrants), (iii) if such Common Shares or Underlying Shares are eligible for sale under Rule 144 (assuming cashless exercise of the Warrants) without volume limitations and the current information requirements are met at such time or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent or the Purchaser if required by the Transfer Agent to effect the removal of the legend hereunder or if requested by a Purchaser to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144 without volume limitations and current information requirements are met at such time or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Underlying Shares shall be issued free of all legends.

(j)	understands that the Corporation (i) is under no obligation to remain a “foreign issuer” (as defined in Regulation S), and (ii) may engage in one or more transactions which could cause the Corporation not to be a “foreign issuer”;

(k)	consents to the Corporation making a notation on its records or giving instruction to the registrar and transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described herein;

(l)	if an individual, is a resident of the state or other jurisdiction in the address set out in the “Address of Residence” on page 2 of the Subscription Agreement, or if the Purchaser is not an individual, the office of the Purchaser at which the Purchaser received and accepted the offer to purchase the Units is the address set out in the “Address of Residence” on page 2 of the Subscription Agreement;

(m)	understands and acknowledges that the publicly available materials regarding the Corporation in Canada do not contain all the information that would be found in the applicable registration statement if the Securities were registered under the 1933 Act and that the Corporation’s financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board and are subject to Canadian auditing and auditor independence standards. IFRS differs in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

(n)	has relied solely upon its own independent investigation in making a decision to purchase the Units and acknowledges that (i) the Units are speculative investments which involve a substantial degree of risk with no assurance of any income from such investments and the possibility that such may become worthless and (ii) there is no market for the Securities in the United States, and investors must therefore be prepared to bear the economic risks for an indefinite period;

(o)	certifies that the Purchaser has received or has had full access to all the information the Purchaser considers necessary or appropriate to make an informed investment decision with respect to the Units;

(p)	certifies that the Purchaser has had an opportunity to ask questions and receive answers from the Corporation regarding the Corporation’s business, management and financial affairs and the terms and conditions of the offer, sale and issuance of the Securities and to obtain additional information (to the extent the Corporation possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Purchaser or to which the Purchaser had access;

(q)	certifies that the offer, sale and issuance of the Securities is not a transaction, or part of a chain of transactions which, although in technical compliance with Regulation D promulgated under the 1933 Act, is part of a plan or scheme to evade the registration requirements of the 1933 Act;

(r)	certifies that, if the Purchaser is an entity or organization, the Purchaser was not formed for the specific purpose of acquiring the Units;

(s)	the funds representing the aggregate purchase price which will be advanced by the Purchaser for the subscription for the Units in the Offering will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the Purchaser acknowledges that the Corporation, and/or any of its respective affiliates in the United States may in the future be required by law to disclose the Purchaser’s name and other information relating to the Subscription Agreement and the undersigned’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act, and (ii) no portion of the aggregate purchase price to be provided by the Purchaser (A) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (B) is being tendered on behalf of a person or entity that has not been identified to or by the Purchaser; and the Purchaser shall promptly notify the Corporation and its affiliates in the United States if the Purchaser discovers that any of such representations ceases to be true and provide the Corporation and any of its affiliates in the United States with appropriate information in connection therewith;

(t)	it acknowledges and understands that no agency, governmental authority, regulatory body, stock exchange or other entity (including, without limitation, the United States Securities and Exchange Commission or any state securities commission) has made any finding or determination as to the merit of investment in, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, any of the Units;

(u)	understands and acknowledges that (i) if the Corporation is deemed to have been at any time previously an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents, Rule 144 under the 1933 Act may not be available for resales of the Securities and (ii) the Corporation is not obligated to make Rule 144 under the 1933 Act available for resales of such Securities; and

(v)	understands and agrees that there may be material tax consequences to the Purchaser of an acquisition, disposition or exercise of any of the Securities; the Corporation gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the Purchaser’s acquisition or disposition of such Securities; in particular, no determination has been made whether the Corporation will be a “passive foreign investment company” within the meaning of Section 1297 of the U States Internal Revenue Code.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this U.S. Purchaser Certificate as of the ___________day of_____________, 202__.

If a Corporation, Partnership or Other Entity:	If an Individual:

/s/ Liron Carmel
Print or Type Name	Print or Type Name

/s/ Liron Carmel
Signature	Signature

Chief Executive Officer

Name and Title of Signatory	Social Security/Tax I.D. No.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

EXHIBIT I TO SCHEDULE “B”

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:	Computershare Trust Company as registrar and transfer agent of Clearmind Medicine Inc.

AND TO:	Clearmind Medicine Inc.

The undersigned (a) acknowledges that the sale of ________________ securities of Clearmind Medicine Inc. (the “Corporation”) represented by certificate number _______________ or held in Direct Registration System (DRS) Account No.____________, to which this declaration relates is being made in reliance on Rule 904 of Regulation S (“Regulation S”) under the United States Securities Act of 1933, as amended (the “1933 Act”), and (b) certifies that (1) the undersigned is not (i) an “affiliate” of the Corporation (as that term is defined in Rule 405 under the 1933 Act), except solely by virtue of being an officer or director of the Corporation, (ii) a “distributor” as defined in Regulation S or (iii) an affiliate of a distributor; (2) the offer of such securities was not made to a person in the United States and either (i) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (ii) the transaction was executed on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange, the Canadian Securities Exchange or another designated offshore securities market within the meaning of Rule 902(b) of Regulation S, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States or a U.S. person; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the 1933 Act); (5) the seller does not intend to replace securities sold in reliance on Rule 904 of Regulation S with fungible unrestricted securities; and (6) the sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S.

Dated:

Authorized signatory

Name of Seller (please print)

Name of authorized signatory (please print)

Title of authorized signatory (please print)

Affirmation By Seller’s Broker-Dealer (required for sales in accordance with Section (b)(2)(ii) above)

We have read the foregoing representations of our customer,_______________ (the “Seller”) dated ________________, with regard to our sale, for such Seller’s account, of the securities of the Corporation described therein (the “Securities”). We have executed sales of the Securities pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”), on behalf of the Seller. In that connection, we hereby represent to you as follows:

(1)	no offer to sell Securities was made to a person in the United States;

(2)	the sale of the Securities was executed in, on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange, the Canadian Securities Exchange or another designated offshore securities market (as defined in Rule 902(b) of Regulation S under the 1933 Act), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States;

(3)	no “directed selling efforts” were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned; and

(4)	we have done no more than execute the order or orders to sell the Securities as agent for the Seller and will receive no more than the usual and customary broker’s commission that would be received by a person executing such transaction as agent.

For purposes of these representations: “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Securities (including, but not be limited to, the solicitation of offers to purchase the Securities from persons in the United States); and “United States” means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

Legal counsel to the Corporation shall be entitled to rely upon the representations, warranties and covenants contained herein to the same extent as if this affirmation had been addressed to them.

Date:

Name of Firm

By:
Authorized officer

SCHEDULE “C”

CORPORATE PLACEE REGISTRATION FORM

1.	Placee Information:

(a)	Name: Medigus Ltd

(b)	Complete Address: Hanehoshet 3 5th Floor, Building B , Tel-Aviv POB 6971068, Israel

(c)	Jurisdiction of Incorporation or Creation: ___Israel______________________________

2.	(a)	Is the Placee purchasing securities as a portfolio manager: (Yes/No)? NO

(b)	Is the Placee carrying on business as a portfolio manager outside of Canada: (Yes/No)? NO

3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:

(a)	it is purchasing securities of a Corporation on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

(b)	it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in ________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

(c)	it was not created solely or primarily for the purpose of purchasing securities of the Corporation;

(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

(e)	it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Corporation, and the persons that carry on investor relations activities for the Corporation has a beneficial interest in any of the managed accounts for which it is purchasing.

4.	If the answer to 2(a). above was “No”, please provide the names and addresses of Control Persons of the Placee:

Name *	City	Province or State	Country
Eli Yoresh	Tel-Aviv	Israel	Israel
Liron Carmel	Tel-Aviv	Israel	Israel

*	If the Control Person is not an individual, provide the name of the individual that makes the investment decisions on behalf of the Control Person.

5.	Acknowledgement - Personal Information and Securities Laws

(a)	“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(i)	the disclosure of Personal Information by the undersigned to the Exchange pursuant to this Form; and

(ii)	the collection, use and disclosure of Personal Information by the Exchange from time to time.

(b)	The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions.

C-1

Dated and certified (if applicable), acknowledged and agreed, at ___________________________________ on _____________________

Liron Carmel
(Name of Purchaser - please print)

/s/ Liron Carmel
(Authorized Signature)

Chief Executive Officer
(Official Capacity - please print)

(Please print name of individual whose signature appears above)

THIS IS NOT A PUBLIC DOCUMENT

C-2

SCHEDULE “D”

NON-BINDING LOI TERMS

D-1